                                                                   EXHIBIT 10.3

              FIRST SUPPLEMENT TO THE
              STOCK PURCHASE/EXCHANGE AGREEMENT OF MARCH 11, 1998

                                   the parties

                                   CABEC Energy Corp.
                                   1607 West Commerce Street
                                   Dallas, Texas 75208 / USA

-      hereafter CABEC -

                                   and

                                   Max Jenssen c/o VIMONTA AG
                                   Weichselmattstrasse 10a
                                   4103 Bottmingen / Switzerland

-      hereafter MAXJEN -

agree to the revised version listed under points A and C, and expanded upon in point D, under the heading "Recitals", as follows:

              (A) from his stock portfolio MAXJEN will make available 10 VIMONTA AG stocks (=20% of the total issued 50 stocks) to CABEC in exchange for

              (B) 2 (two) stock certificates already received from Ms. Margarete Jung with a total value of 15,000,000 in newly issued stocks of the CABEC Energy Corp., since their issue with the notice ("restricted under rule 144, as promulgated by the United States Securities and Exchange Commission pursuant to the Securities Act of 1993, as amended from time to time").

              (C) both parties mutually ensure that the respective block of stocks is free from liability or encumbrances of any kind and that free and unrestricted trade can be carried out following the expiration of the legal waiting period.

All other points of the Stock Purchase / Exchange Agreement document of March 11, 1998 retain their unlimited applicability. Both parties already declare themselves to be in agreement at this time, if necessary and requested, to sign a legally binding sworn translation of this first supplement. Dallas/Basel, August 3, 1998.


/s/ Michael John                                     /s/ Max Jenssen
------------------------------                       --------------------------
CABEC Energy Corp.                                   Max Jenssen

                                     VIMONTAAG

                             (VIMONTA SA/VIMONTA LTD.)

                    Capital stock of 50,000 Francs divided into

              50 bearer stocks with a face value of 1,000 Francs each.

                                 STOCK CERTIFICATE

                                    No.    001

                                for 10 bearer stocks

                                  No. 01 to no. 10

                           with a total nominal value of

                                   10,000 Francs

                With the stocks defined herein, the lawful holder of
              this certificate has a share in all legal and statutory
                     rights and obligations of our corporation.

                           Bottmingen, September 12, 1990

                       In the name of the Board of Directors


                                   /s/ Peter Treu
                               -----------------------
                                     Peter Treu

                                      RECEIPT

The undersigned, Mr. Michael John, acting as the representative authorized to sign for

                                   CABEC Energy Corp.
                                   1607 West Commerce Street
                                   Dallas, Texas 75208 / USA

confirms that Treu & Co. Allschwill, has received the original of stock certificate no 001 of which a copy is attached, of 10 bearer stocks of Vimonta AG, whose headquarters are in Bottmingen/Bl.

Basel/Dallas on the



                                                 /s/ Michael John
                                                 ------------------------------
                                                              Michael John
                                                        CEO CABEC Energy Corp.

                                EXECUTIVE AGREEMENT

                                      between

                           Plastic Pallet Production Inc.
                            (future PalWeb Corporation)
                             1607 West Commerce Street
                             Dallas, Texas 75208 / USA

       - hereafter PPP -

                                        and

                                     VIMONTA AG
                              Weichselmattstrasse 10a
                           4103 Bottmingen / Switzerland

       - hereafter VIMONTA -

                                                               Preamble

The basis of this executive agreement is the valid undersigned Stock Purchase / Exchange Agreement - here Section 9a, License and Guarantee, and the additional supplement for this document of July 2, 1998, which was signed on March 11, 1998 - between the representative of CABEC Energy Corp.; here Mr. Michael John, and the representatives of VIMONTA; here Dr. Michael Hoenig and Ms. Margarete Jung.

On the basis of discussions held on November 10 and 11, 1998 in Dallas, the future points of contact for both parties are defined as follows.

                                     Section 1

VIMONTA, or its representative, has exclusive rights in Asia and Europe, including the territory of the former USSR (Russia), on production technology/patent rights which are acquired from PPP or its subsidiaries in the matters of

       - high pressure extruder machines (double-clamp high pressure injection molding machines)

       -      transport container technology (transport receptacles)

                                     Section 2

In order to be able to be successful in the designated markets, the following PPP services will be made available:

       - technical support in a timely manner; innovative-conditioned product maintenance and technology transfer
       - structural and design plans with dimensions, e.g. in AutoCAD, material and parts lists of machines and palette forms (molds) described under Section 1
       -      supplier certificate for product-conditioned components
       - PC price calculation program corresponding to the parts list
       - demonstration machines (upon assumption of the direct costs)
       - instruction and in-service training, and introductory training from technicians sent by VIMONTA

                                      Section 3

Those requirements described under Section 2 are confirmed as soon as possible, and to be supplied by PPP, at the latest, by the beginning of April 1999.

                                     Section 4

Following respective prior appointments, the firm Pace Plastic Pallets, Inc. Oklahoma, is prepared to demonstrate in running mode (ready for use mode), if required, its high pressure extruder machines to VIMONTA'S prospective buyers.

                                     Section 5

Following the receipt of detailed, described and necessary technical equipment and measures, VIMONTA is prepared to be exorbitantly active in the operation of the distribution of PPP machinery technology. Furthermore, VIMONTA declares that it will not market any machinery of existing, known competitors through its operational structure.

Dallas/Basel, December 10, 1998

/s/ Michael John                          /s/ JACKLI
-------------------------------           -----------------------------------
CABEC Energy Corp.                        VIMONTA AG
                                          JACKLI

The registrant hired the individual named below to interpret the preceding document from the German language into English. To the best of the registrant's knowledge, the preceding document is a fair and accurate translation.

                                             PALWEB CORPORATION

                                             /s/ Paul A. Kruger
                                             ------------------------------
                                             Paul A. Kruger
                                             Chairman of the Board and President

================================================================================

CERTIFICATE OF ACCURACY

STATE OF NEW YORK   )
                    )      SS:
COUNTY OF NEW YORK  )

              Mariusz Moryl, being duly sworn, deposes and says:

I am fluent in both the English and German languages, I have made the above translation from a copy of the original document in the German language and hereby certify that the same is a true and complete translation to the best of my knowledge, ability, and belief.

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

/s/ Mariusz Moryl                            BARRIE ROSEN
----------------------------------------     Notary Public, State of New York
Mariusz Moryl                                No. O2R05015233
Russian and Slavic Language Services, Inc.   Qualified in New York County
                                             Commission Expires Oct. 26, 2000   /s/ Barrie Rosen
                                                                                ----------------------------
                                                                                Notary Public
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